UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2008

WEST CANYON ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-130673	20-8756823
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

20333 State Highway 249, Suite 200 – 113, Houston, TX		77070-26133
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (281) 378-1563

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 7, 2008, we effected a five (5) old for one (1) new reverse stock split of our authorized and issued and outstanding common stock. As a result, our authorized capital decreases from 750,000,000 shares of common stock with a par value of $0.001 to 150,000,000 shares of common stock with a par value of $0.001and our issued and outstanding shares decrease from 102,533,333 shares of common stock to 20,506,666 shares of common stock.

Item 7.01 Regulation FD Disclosure

The reverse stock split became effective with the Over-the-Counter Bulletin Board at the opening for trading on November 7, 2008 under the new stock symbol “WCYN”. Our new CUSIP number is 9517360206.

Item 9.01 Financial Statements and Exhibits

3.01	Certificate of Change with respect to the reverse stock split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CANYON ENERGY CORP.

/s/ Shane Reeves
Shane Reeves
President

Date: November 7, 2008